Deferred revenues and contract liabilities	12 Months Ended
Dec. 31, 2020
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Deferred revenues and contract liabilities
Note 14. Deferred revenues and contract liabilities
Accounting policies
Details of deferred revenues and deferred income

	As of December 31, 2019	As of December 31, 2020
	$ in thousands
Deferred revenues and contract liabilities	20,033	452
Others	—	—

Total Deferred revenue and contract liabilities	20,033	452

Deferred revenues
The deferred revenues and contract liabilities as of December 31, 2019 were mainly attributable to upfront payments and milestone payments for the collaboration agreements with Servier. During the period ended December 31, 2020, we recognized as revenue $16.9 million related to upfront payments and $2.5 million related to milestone payments on released targets based on the amendment signed in March 2020 to our collaboration agreement with Servier.